UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10001

Oppenheimer Main Street Select Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report	1/31/2017

Oppenheimer Main Street Select Fund®

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Index	Russell 1000 Index

6-Month	5.41%	-0.65%	6.61%	6.14%

1-Year	16.80	10.09	21.73	20.81

5-Year	11.08	9.77	13.97	14.06

10-Year	5.21	4.59	7.07	7.09

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 5.41% during the six-month reporting period. In comparison, the Fund underperformed the Russell 3000 Index (the “Index”), which returned 6.61%, primarily due to less favorable stock selection in the industrials, telecommunication services, and consumer discretionary sectors. Relative to the Index, the strongest positive contributors for the Fund were real estate, energy and consumer staples, due primarily to stock selection.

MARKET OVERVIEW

The Index and the Fund experienced gains during the reporting period, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so called “bond proxy” stocks with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out. However, the market environment shifted over the fourth quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from defensive-oriented companies with more stable earnings and higher dividends. This theme continued through year end.

The reporting period saw the market driven by several important macroeconomic trends and events:

●	The U.S. election, which saw Republicans take both the White House and maintain control of Congress.

●	Given above, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.

●	With these changes, we expect a broad shift from monetary stimuli to inflationary fiscal stimuli.

●	Uncertainty over the pace of Federal Reserve interest rate hikes.

●	The U.S. dollar materially strengthening versus other currencies.

●	Continued slow but steady recovery in domestic consumer employment, wages and consumption.

●	Continued impact of Brexit and increased uncertainty for global markets as a result.

●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of

3        OPPENHEIMER MAIN STREET SELECT FUND

competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can outperform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/ or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection. This approach has led to consistent positive alpha versus our peers over time.

FUND REVIEW

Top contributors to performance this reporting period included Citigroup Inc., Microsoft Corporation and Western Digital Corporation.

During the reporting period, financials produced the strongest absolute returns for both the Index and the Fund. The sector benefited from the surprising Trump election victory. An immediate rise in interest rates, speculation over a corporate tax cut and regulatory relief, all contributed to the stocks in this sector generally outperforming. Citigroup, in particular, has been heavily scrutinized by regulators since the financial crisis of 2008 and may gain quite a bit if regulators began to lessen their burden.

Microsoft is a uniquely positioned cloud provider with a large, sticky installed customer base, due to its ability to offer both on premise and cloud-based services with a common code base and higher value services including applications, security and management. The company has been delivering strong total returns with mid-single digit top line growth, improving gross margins and employing a disciplined approach to operating expenses, while maintaining position as a strong steward of capital.

4        OPPENHEIMER MAIN STREET SELECT FUND

After many quarters of disappointing results and poor disclosure given numerous moving parts (Chinese investment blocked by U.S. Government, MOFCOM synergy delays, Sandisk acquisition overhang, etc.), Western Digital reported positive results, along with more disclosure around future strategies, cost synergy progress and its target-operating model.

Detractors from performance this reporting period included Bristol-Myers Squibb Company, Simon Property Group, Inc. and Johnson & Johnson.

Bristol-Myers Squibb reported first line lung cancer data for its cancer drug, Opdivo, which failed to show a benefit over chemotherapy. We believe this outcome will allow competitor Merck to take the lead in this indication. Bristol garners 70% share in second line lung cancer, which will likely wane with the increased use of Merck’s drug. Lung cancer is the largest solid tumor indication. Due to our reduced earnings expectations and price target we exited this position.

Real Estate Investment Trusts (REITs) generally underperformed the market during the reporting period as long-term interest rates reversed earlier declines and trended higher. REITs, like utilities, are often treated by investors as bond “proxies” due to their nature as income-oriented stocks with higher dividends than broader market indexes. In addition, Simon and its mall REIT peers underperformed other REIT groups as concerns mounted over slowing retail fundamentals, which reduced our conviction regarding the sustainability of mall rental strength. We exited the position in Simon in October of 2016.

Johnson & Johnson is the world’s biggest maker of health care products. After rallying for most of 2016, the shares experienced declines this reporting period mostly due to the rotation we saw in the fourth quarter out of high quality, defensive type stocks. Also, in January the company beat expectations for fourth quarter 2016 earnings, but reported lower than expected 2017 guidance. We remain optimistic on Johnson & Johnson. After the period ended, the stock rallied strongly in February

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the upcoming change resulting from the elections are likely to be profound. While the exact forms of change that will take place are still speculation at this point, here are our base case expectations for what will happen in the year ahead:

●	Lower U.S. corporate tax rates (fewer companies re-domiciling outside the U.S., and maybe some companies coming back)

●	Offsetting the lower tax rates, fewer specialized deductions

●	Lower regulatory burdens

5        OPPENHEIMER MAIN STREET SELECT FUND

●	Greater fiscal stimulus, most notably infrastructure spending

●	Rhetoric around protectionism in many forms, including higher import tariffs

●	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered. Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, deflation has been the bigger concern in recent years, but these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk on trade” indicates that consensus expects earnings growth to accelerate further in the quarters ahead.

We continue to be laser-focused on the rise in “accounting shenanigans” and the rising spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings — leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment

6        OPPENHEIMER MAIN STREET SELECT FUND

come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Magnus Krantz Portfolio Manager
Joy Budzinski Portfolio Manager

Benjamin Ram Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	5.9%
Comcast Corp., Cl. A	4.5
Alphabet, Inc., Cl. C	4.1
Johnson & Johnson	3.7
PG&E Corp.	3.7
Suncor Energy, Inc.	3.5
PepsiCo, Inc.	3.5
Mondelez International, Inc., Cl. A	3.4
Noble Energy, Inc.	3.3
Wells Fargo & Co.	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	7.5%
Internet Software & Services	7.2
Oil, Gas & Consumable Fuels	6.8
Pharmaceuticals	6.5
Commercial Banks	6.4
Aerospace & Defense	6.0
Media	4.5
Specialty Retail	4.3
Electric Utilities	3.7
Beverages	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and strategies are subject to change. Percentages are as of January 31, 2017, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	5.41%	16.80%	11.08%	5.21%
Class B (OMOBX)	9/25/00	5.03	16.00	10.21	4.70
Class C (OMSCX)	9/25/00	5.07	15.98	10.28	4.43
Class R (OMSNX)	3/1/01	5.35	16.56	10.80	4.93
Class Y (OMSYX)	9/25/00	5.62	17.15	11.40	5.56

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OMSOX)	9/25/00	-0.65%	10.09%	9.77%	4.59%
Class B (OMOBX)	9/25/00	0.12	11.00	9.94	4.70
Class C (OMSCX)	9/25/00	4.09	14.98	10.28	4.43
Class R (OMSNX)	3/1/01	5.35	16.56	10.80	4.93
Class Y (OMSYX)	9/25/00	5.62	17.15	11.40	5.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index and the Russell 1000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict

9        OPPENHEIMER MAIN STREET SELECT FUND

or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER MAIN STREET SELECT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value August 1, 2016	Ending Account Value January 31, 2017	Expenses Paid During 6 Months Ended January 31, 2017
Class A	$1,000.00	$1,054.10	$5.97
Class B	1,000.00	1,050.30	9.92
Class C	1,000.00	1,050.70	9.87
Class R	1,000.00	1,053.50	7.22
Class Y	1,000.00	1,056.20	4.67

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.41	5.87
Class B	1,000.00	1,015.58	9.75
Class C	1,000.00	1,015.63	9.70
Class R	1,000.00	1,018.20	7.10
Class Y	1,000.00	1,020.67	4.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.15%
Class B	1.91
Class C	1.90
Class R	1.39
Class Y	0.90

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF INVESTMENTS January 31, 2017 Unaudited

	Shares	Value

Common Stocks—97.9%

Consumer Discretionary—11.4%

Hotels, Restaurants & Leisure—2.6%
McDonald’s Corp.	256,760	$31,471,073

Media—4.5%
Comcast Corp., Cl. A	746,090	56,270,108

Specialty Retail—4.3%
AutoZone, Inc.[1]	33,630	24,381,077

Lowe’s Cos., Inc.	400,800	29,290,464

		53,671,541

Consumer Staples—6.9%

Beverages—3.5%
PepsiCo, Inc.	421,220	43,714,212

Food Products—3.4%
Mondelez International, Inc., Cl. A	939,800	41,614,344

Energy—6.8%

Oil, Gas & Consumable Fuels—6.8%
Noble Energy, Inc.	1,026,238	40,803,223

Suncor Energy, Inc.	1,430,540	44,403,961

		85,207,184

Financials—17.2%

Capital Markets—3.1%
CME Group, Inc., Cl. A	319,210	38,649,947

Commercial Banks—6.4%
Citigroup, Inc.	697,490	38,940,867

Wells Fargo & Co.	718,840	40,492,257

		79,433,124

Consumer Finance—3.0%
Synchrony Financial	1,049,690	37,599,896

Insurance—2.5%
Chubb Ltd.	235,160	30,921,188

Real Estate Investment Trusts (REITs)—2.2%
Digital Realty Trust, Inc.	252,280	27,152,896

Health Care—13.8%

Biotechnology—2.8%
Celgene Corp.[1]	297,530	34,558,109

Health Care Equipment & Supplies—2.1%
Stryker Corp.	219,350	27,096,306

Health Care Providers & Services—1.1%
Humana, Inc.	67,990	13,496,015

	Shares	Value

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	327,330	$16,029,350

Pharmaceuticals—6.5%
Johnson & Johnson	407,650	46,166,363

Merck & Co., Inc.	556,370	34,489,376

		80,655,739

Industrials—10.9%

Aerospace & Defense—6.0%
Boeing Co. (The)	223,840	36,579,933

Lockheed Martin Corp.	149,530	37,581,375

		74,161,308

Commercial Services & Supplies—2.8%
Johnson Controls
International plc	798,981	35,139,184

Machinery—2.1%
Deere & Co.	242,090	25,915,735

Information Technology—21.0%

Communications Equipment—1.3%
Palo Alto Networks, Inc.[1]	114,920	16,957,595

Internet Software & Services—7.2%
Alphabet, Inc., Cl. C1	64,610	51,480,602

Facebook, Inc., Cl. A1	293,400	38,235,888

		89,716,490

IT Services—3.0%
Mastercard, Inc., Cl. A	349,000	37,109,170

Software—7.5%
Activision Blizzard,
Inc.	480,630	19,326,133

Microsoft Corp.	1,136,900	73,500,585

		92,826,718

Technology Hardware, Storage & Peripherals—2.0%
Western Digital Corp.	314,170	25,048,774

Materials—3.6%

Chemicals—2.0%
EI du Pont de
Nemours & Co.	333,600	25,186,800

13        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Construction Materials—1.6%
Vulcan Materials Co.	153,140	$19,652,456

Telecommunication Services—2.6%

Diversified Telecommunication Services—2.6%
Verizon Communications, Inc.	665,890	32,635,269

Utilities—3.7%

Electric Utilities—3.7%
PG&E Corp.	734,500	45,458,205

Total Common Stocks (Cost $1,061,448,321)		1,217,348,736

	Shares	Value

Investment Company—1.3%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.49%[2,3] (Cost $16,412,933)	16,412,933	$16,412,933

Total Investments,at Value (Cost $1,077,861,254)	99.2%	1,233,761,669

Net Other Assets (Liabilities)	0.8	9,392,980

Net Assets	100.0%	$1,243,154,649

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares January 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	41,660,613	130,423,461	155,671,141	16,412,933

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$16,412,933	$48,691

        a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,061,448,321)	$1,217,348,736
Affiliated companies (cost $16,412,933)	16,412,933

1,233,761,669

Cash	275,327

Receivables and other assets:
Investments sold	47,139,213
Dividends	677,003
Shares of beneficial interest sold	229,191
Other	124,054

Total assets	1,282,206,457

Liabilities
Payables and other liabilities:
Investments purchased	37,570,748
Shares of beneficial interest redeemed	1,107,593
Distribution and service plan fees	259,372
Trustees’ compensation	99,897
Shareholder communications	2,215
Other	11,983

Total liabilities	39,051,808

Net Assets	$1,243,154,649

Composition of Net Assets
Par value of shares of beneficial interest	$70,209

Additional paid-in capital	1,069,424,369

Accumulated net investment income	1,760,449

Accumulated net realized gain on investments	15,999,207

Net unrealized appreciation on investments	155,900,415

Net Assets	$1,243,154,649

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $919,335,155 and 51,089,131 shares of beneficial interest outstanding)	$17.99
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.09

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,959,188 and 845,004 shares of beneficial interest outstanding)	$16.52

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $221,782,292 and 13,322,627 shares of beneficial interest outstanding)	$16.65

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $60,789,258 and 3,465,786 shares of beneficial interest outstanding)	$17.54

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $27,288,756 and 1,486,447 shares of beneficial interest outstanding)	$18.36

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENT

OF OPERATIONS For the Six Months Ended January 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $93,154)	$16,595,675
Affiliated companies	48,691

Interest	1,819

Total investment income	16,646,185

Expenses
Management fees	4,148,469

Distribution and service plan fees:
Class A	1,114,621
Class B	82,221
Class C	1,112,651
Class R	147,919

Transfer and shareholder servicing agent fees:
Class A	1,004,043
Class B	18,163
Class C	245,308
Class R	66,031
Class Y	32,295

Shareholder communications:
Class A	6,514
Class B	413
Class C	2,562
Class R	214
Class Y	100

Trustees’ compensation	21,771

Borrowing fees	11,181

Custodian fees and expenses	3,360

Other	43,816

Total expenses	8,061,652
Less waivers and reimbursements of expenses	(14,099)

Net expenses	8,047,553

Net Investment Income	8,598,632

Realized and Unrealized Gain
Net realized gain from unaffiliated companies	16,528,057

Net change in unrealized appreciation/depreciation on investments	38,791,275

Net Increase in Net Assets Resulting from Operations	$63,917,964

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MAIN STREET SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2017	Year Ended
	(Unaudited)	July 31, 2016

Operations
Net investment income	$8,598,632	$8,303,471

Net realized gain	16,528,057	111,971,918

Net change in unrealized appreciation/depreciation	38,791,275	(117,213,829)

Net increase in net assets resulting from operations	63,917,964	3,061,560

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,759,049)	(4,881,531)
Class B	—	—
Class C	(950,039)	—
Class R	(514,180)	(138,110)
Class Y	(325,023)	(304,879)

	(11,548,291)	(5,324,520)

Distributions from net realized gain:
Class A	(54,653,783)	(97,565,002)
Class B	(957,905)	(3,115,198)
Class C	(14,392,053)	(25,967,540)
Class R	(3,700,438)	(6,734,044)
Class Y	(1,540,753)	(4,204,892)

	(75,244,932)	(137,586,676)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	8,578,648	(13,623,517)
Class B	(5,878,772)	(12,437,389)
Class C	(2,490,796)	(4,993,155)
Class R	783,362	(6,558,178)
Class Y	(4,371,870)	(15,516,319)

	(3,379,428)	(53,128,558)

Net Assets
Total decrease	(26,254,687)	(192,978,194)

Beginning of period	1,269,409,336	1,462,387,530

End of period (including accumulated net investment income of $1,760,449 and $4,710,108, respectively)	$1,243,154,649	$1,269,409,336

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$18.35	$20.29	$19.09	$16.47	$13.71	$12.52

Income (loss) from investment operations:
Net investment income[1]	0.14	0.14	0.10	0.05	0.11	0.05
Net realized and unrealized gain	0.83	0.00[2]	1.17	2.63	2.74	1.16

Total from investment operations	0.97	0.14	1.27	2.68	2.85	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.10)	(0.07)	(0.06)	(0.09)	(0.02)
Distributions from net realized gain	(1.13)	(1.98)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.33)	(2.08)	(0.07)	(0.06)	(0.09)	(0.02)

Net asset value, end of period	$17.99	$18.35	$20.29	$19.09	$16.47	$13.71

Total Return, at Net Asset Value[3]	5.41%	1.26%	6.67%	16.29%	20.93%	9.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$919,335	$927,091	$1,038,270	$1,107,747	$1,053,568	$962,017

Average net assets (in thousands)	$905,691	$930,473	$1,083,643	$1,102,039	$1,002,463	$940,509

Ratios to average net assets:[4]
Net investment income	1.53%	0.80%	0.51%	0.28%	0.74%	0.40%
Expenses excluding specific expenses listed below	1.15%	1.14%	1.14%	1.14%	1.19%	1.24%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.15%	1.14%	1.14%	1.14%	1.19%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.14%	1.14%	1.14%	1.19%	1.24%

Portfolio turnover rate	26%	67%	74%	49%	40%	37%

19        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.15%
Year Ended July 31, 2016	1.14%
Year Ended July 31, 2015	1.14%
Year Ended July 31, 2014	1.14%
Year Ended July 31, 2013	1.19%
Year Ended July 31, 2012	1.24%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MAIN STREET SELECT FUND

Class B	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$16.82	$18.81	$17.77	$15.40	$12.85	$11.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.01	(0.05)	(0.09)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	0.76	(0.02)	1.09	2.46	2.57	1.09
Total from investment operations	0.83	(0.01)	1.04	2.37	2.55	1.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.00)[2]	0.00	0.00	0.00
Distributions from net realized gain	(1.13)	(1.98)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.13)	(1.98)	(0.00)[2]	0.00	0.00	0.00
Net asset value, end of period	$16.52	$16.82	$18.81	$17.77	$15.40	$12.85

Total Return, at Net Asset Value[3]	5.03%	0.49%	5.86%	15.39%	19.84%	8.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,959	$20,129	$36,423	$57,058	$74,439	$93,397
Average net assets (in thousands)	$16,318	$26,095	$46,291	$66,878	$82,399	$103,801
Ratios to average net assets:[4]
Net investment income (loss)	0.82%	0.05%	(0.25)%	(0.54)%	(0.11)%	(0.44)%
Expenses excluding specific expenses listed below	1.91%	1.89%	1.90%	1.97%	2.17%	2.23%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.91%	1.89%	1.90%	1.97%	2.17%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.91%	1.89%	1.90%	1.96%	2.07%	2.08%
Portfolio turnover rate	26%	67%	74%	49%	40%	37%

21        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.91%
Year Ended July 31, 2016	1.89%
Year Ended July 31, 2015	1.90%
Year Ended July 31, 2014	1.97%
Year Ended July 31, 2013	2.17%
Year Ended July 31, 2012	2.23%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MAIN STREET SELECT FUND

Class C	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$17.01	$19.00	$17.95	$15.55	$12.95	$11.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.01	(0.05)	(0.08)	0.00[2]	(0.04)
Net realized and unrealized gain (loss)	0.77	(0.02)	1.10	2.48	2.60	1.09
Total from investment operations	0.84	(0.01)	1.05	2.40	2.60	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	0.00	(0.00)[2]	0.00	0.00	0.00
Distributions from net realized gain	(1.13)	(1.98)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.20)	(1.98)	(0.00)[2]	0.00	0.00	0.00
Net asset value, end of period	$16.65	$17.01	$19.00	$17.95	$15.55	$12.95

Total Return, at Net Asset Value[3]	5.07%	0.48%	5.86%	15.44%	20.08%	8.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221,783	$228,811	$260,200	$275,348	$262,506	$241,730
Average net assets (in thousands)	$221,247	$232,194	$269,678	$273,813	$249,962	$241,841
Ratios to average net assets:[4]
Net investment income (loss)	0.78%	0.05%	(0.25)%	(0.47)%	0.00%[5]	(0.34)%
Expenses excluding specific expenses listed below	1.90%	1.89%	1.90%	1.88%	1.93%	1.98%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.90%	1.89%	1.90%	1.88%	1.93%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.89%	1.90%	1.88%	1.93%	1.98%
Portfolio turnover rate	26%	67%	74%	49%	40%	37%

23        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.90%
Year Ended July 31, 2016	1.89%
Year Ended July 31, 2015	1.90%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	1.93%
Year Ended July 31, 2012	1.98%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER MAIN STREET SELECT FUND

Class R	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$17.89	$19.83	$18.65	$16.09	$13.39	$12.25
Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.05	0.00[2]	0.07	0.01
Net realized and unrealized gain (loss)	0.83	(0.02)	1.15	2.57	2.68	1.13
Total from investment operations	0.94	0.08	1.20	2.57	2.75	1.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.04)	(0.02)	(0.01)	(0.05)	0.00
Distributions from net realized gain	(1.13)	(1.98)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.29)	(2.02)	(0.02)	(0.01)	(0.05)	0.00
Net asset value, end of period	$17.54	$17.89	$19.83	$18.65	$16.09	$13.39

Total Return, at Net Asset Value[3]	5.35%	0.96%	6.43%	15.97%	20.63%	9.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,789	$61,124	$74,477	$89,674	$90,893	$90,631
Average net assets (in thousands)	$59,564	$64,020	$82,378	$91,226	$90,872	$90,581
Ratios to average net assets:[4]
Net investment income	1.29%	0.55%	0.26%	0.02%	0.47%	0.10%
Expenses excluding specific expenses listed below	1.39%	1.39%	1.39%	1.40%	1.47%	1.54%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.39%	1.39%	1.39%	1.40%	1.47%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.39%	1.39%	1.40%	1.47%	1.54%
Portfolio turnover rate	26%	67%	74%	49%	40%	37%

25        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	1.39%
Year Ended July 31, 2016	1.39%
Year Ended July 31, 2015	1.39%
Year Ended July 31, 2014	1.40%
Year Ended July 31, 2013	1.47%
Year Ended July 31, 2012	1.54%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER MAIN STREET SELECT FUND

Class Y	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$18.70	$20.65	$19.43	$16.76	$13.95	$12.75
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.15	0.10	0.16	0.09
Net realized and unrealized gain (loss)	0.86	(0.02)	1.19	2.67	2.79	1.17
Total from investment operations	1.03	0.17	1.34	2.77	2.95	1.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.14)	(0.12)	(0.10)	(0.14)	(0.06)
Distributions from net realized gain	(1.13)	(1.98)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.37)	(2.12)	(0.12)	(0.10)	(0.14)	(0.06)
Net asset value, end of period	$18.36	$18.70	$20.65	$19.43	$16.76	$13.95

Total Return, at Net Asset Value[2]	5.62%	1.43%	6.95%	16.61%	21.31%	10.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,289	$32,254	$53,018	$60,964	$83,612	$64,137
Average net assets (in thousands)	$29,102	$37,452	$55,960	$68,650	$74,218	$57,816
Ratios to average net assets:[3]
Net investment income	1.82%	1.05%	0.75%	0.56%	1.05%	0.66%
Expenses excluding specific expenses listed below	0.90%	0.89%	0.89%	0.87%	0.86%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%
Total expenses[5]	0.90%	0.89%	0.89%	0.87%	0.86%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.89%	0.89%	0.87%	0.86%	0.97%
Portfolio turnover rate	26%	67%	74%	49%	40%	37%

27        OPPENHEIMER MAIN STREET SELECT FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended January 31, 2017	0.90%
Year Ended July 31, 2016	0.89%
Year Ended July 31, 2015	0.89%
Year Ended July 31, 2014	0.87%
Year Ended July 31, 2013	0.86%
Year Ended July 31, 2012	0.97%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2017 Unaudited

1. Organization

Oppenheimer Main Street Select Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

29        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

30        OPPENHEIMER MAIN STREET SELECT FUND

2. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that there would be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,078,120,181

Gross unrealized appreciation	$170,204,847
Gross unrealized depreciation	(14,563,359)

Net unrealized appreciation	$155,641,488

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

31        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued

32        OPPENHEIMER MAIN STREET SELECT FUND

3. Securities Valuation (Continued)

at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

33        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$141,412,722	$—	$—	$141,412,722
Consumer Staples	85,328,556	—	—	85,328,556
Energy	85,207,184	—	—	85,207,184
Financials	213,757,051	—	—	213,757,051
Health Care	171,835,519	—	—	171,835,519

34        OPPENHEIMER MAIN STREET SELECT FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Industrials	$135,216,227	$—	$—	$135,216,227
Information Technology	261,658,747	—	—	261,658,747
Materials	44,839,256	—	—	44,839,256
Telecommunication Services	32,635,269	—	—	32,635,269
Utilities	45,458,205	—	—	45,458,205
Investment Company	16,412,933	—	—	16,412,933

Total Assets	$1,233,761,669	$—	$—	$1,233,761,669

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets

35        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

36        OPPENHEIMER MAIN STREET SELECT FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,742,698	$31,463,756	3,097,375	$55,538,817
Dividends and/or distributions reinvested	3,559,819	62,901,994	5,769,957	100,051,056
Redeemed	(4,748,201)	(85,787,102)	(9,493,845)	(169,213,390)

Net increase (decrease)	554,316	$8,578,648	(626,513)	$(13,623,517)

Class B
Sold	3,936	$65,084	12,829	$212,357
Dividends and/or distributions reinvested	58,677	952,914	193,575	3,091,387
Redeemed	(414,664)	(6,896,770)	(945,657)	(15,741,133)

Net decrease	(352,051)	$(5,878,772)	(739,253)	$(12,437,389)

Class C
Sold	436,513	$7,295,229	803,932	$13,296,904
Dividends and/or distributions reinvested	915,784	14,982,229	1,563,395	25,264,457
Redeemed	(1,482,254)	(24,768,254)	(2,608,684)	(43,554,516)

Net decrease	(129,957)	$(2,490,796)	(241,357)	$(4,993,155)

Class R
Sold	334,465	$5,872,162	421,419	$7,306,383
Dividends and/or distributions reinvested	236,334	4,072,038	395,508	6,699,909
Redeemed	(521,107)	(9,160,838)	(1,156,336)	(20,564,470)

Net increase (decrease)	49,692	$783,362	(339,409)	$(6,558,178)

Class Y
Sold	367,969	$6,779,534	461,715	$8,426,489
Dividends and/or distributions reinvested	96,911	1,746,331	244,065	4,307,751
Redeemed	(703,003)	(12,897,735)	(1,549,118)	(28,250,559)

Net decrease	(238,123)	$(4,371,870)	(843,338)	$(15,516,319)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$314,926,877	$378,288,463

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in

37        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5.0 billion	0.58

The Fund’s effective management fee for the reporting period was 0.67% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

38        OPPENHEIMER MAIN STREET SELECT FUND

8. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
January 31, 2017	$94,761	$—	$7,298	$3,054	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred

39        OPPENHEIMER MAIN STREET SELECT FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $14,099 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

40        OPPENHEIMER MAIN STREET SELECT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

41        OPPENHEIMER MAIN STREET SELECT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Magnus Krantz, Joy Budzinski and Benjamin Ram, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large blend funds. The Board noted that the Fund outperformed its performance category median for the one-year period, although it underperformed its performance category median for the three-, five- and ten-year periods. The Board also considered the Fund’s transition to a multi-manager approach using portfolio managers from across the team, which took place in November 2014. The Board considered the Adviser’s assertion that it implemented this new structure to provide the opportunity for the Fund to become more differentiated from the other products and also considered the improved performance since implementation of the new investment approach.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large blend funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee was lower than its peer group median and category median and its total expenses were higher than its peer group median and equal to its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

42        OPPENHEIMER MAIN STREET SELECT FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

43        OPPENHEIMER MAIN STREET SELECT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44        OPPENHEIMER MAIN STREET SELECT FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Select Fund	12/8/16	14.5%	57.0%	28.5%

45        OPPENHEIMER MAIN STREET SELECT FUND

OPPENHEIMER MAIN STREET SELECT FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Joy Budzinski, Vice President
Benjamin Ram, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

46        OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47        OPPENHEIMER MAIN STREET SELECT FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0731.001.0117 March 24, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Select Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/17/2017